Elfun Funds

Supplement Dated January 8, 2007

to Prospectus dated April 30, 2006

As a result of having assumed new responsibilities within GE Asset Management, Judith A. Studer will no longer be a member of the portfolio management team for the Elfun International Equity Fund and will no longer be responsible for the international equity portion of the Elfun Diversified Fund, effective February 1, 2007. As a result, Ms. Studer’s responsibilities with respect to the Elfun International Equity Fund will be assumed by Paul Nestro and Makoto Sumino. Accordingly, the following changes will be made to the Elfun Funds prospectus effective February 1, 2007:

1. The information located in the first column, third paragraph, first sentence of the section “About the Funds’ Portfolio Managers – Portfolio Management Teams” located on page 38 of the prospectus is deleted in its entirety and replaced with the following:

“The Elfun International Equity Fund is managed by a team of portfolio managers that includes Brian Hopkinson, Ralph R. Layman, Paul Nestro, Jonathan L. Passmore, Michael J. Solecki and Makoto Sumino.”

2. The information located in the third column, second paragraph, fourth sentence of the section “About the Funds’ Portfolio Managers – Portfolio Management Teams” located on page 38 of the prospectus is hereby deleted in its entirety and replaced with the following:

“Mr. Brown manages the U.S. equity portion, Mr. Layman manages the international portion and Mr. Colonna manages the fixed income portion, each with a team of portfolio managers and analysts.”

3. The information located in the second column, third paragraph of the section “About the Funds’ Portfolio Managers – Portfolio Manager Biographies” located on page 40 of the prospectus is deleted in its entirety and replaced with the following:

Judith A. Studer is a Director and Executive Vice President of GE Asset Management. She has led the team of portfolio managers for the Elfun Diversified Fund since July 2004. Mr. Studer joined GE Asset Management in August 1984. She became Senior Vice President – Domestic Equities in 1991, Senior Vice President – International Equities in 1995, and Executive Vice President – Investment Strategies in July 2006.

4. The following information is hereby added to the section “About the Funds’ Portfolio Managers – Portfolio Manager Biographies” which begins on page 39 of the prospectus:

Paul Nestro is a Vice President of GE Asset Management. He joined GE Asset Management in January 1993 and has been a member of the portfolio management team for the Elfun International Equity Fund since February 2007.

Makoto Sumino is a Senior Vice President of GE Asset Management. He has served on the portfolio management team for the Elfun International Equity Fund since February 2007. Mr. Sumino joined GE Asset Management in September 1996 as a securities analyst and portfolio manager. He became Deputy Director of the International Equity Research Team in January 2001 and Director in April 2005.

Please retain this supplement for future reference